SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUSES

DWS Alternative Asset Allocation Fund DWS Alternative Asset Allocation VIP DWS Select Alternative Allocation Fund

The following information replaces the existing disclosure contained under the ”Portfolio Manager(s)” sub-heading of the ”MANAGEMENT” section of each fund’s summary prospectus.

Pankaj Bhatnagar, PhD, Managing Director. Portfolio Manager of the fund. Joined the fund in 2013.

Darwei Kung, Director. Portfolio Manager of the fund. Joined the fund in 2013.

Please Retain This Supplement for Future Reference

May 20, 2014 PROSTKR-386